SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 7, 2002


                              MERITAGE CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          MARYLAND                        I-9977                 86-0611231
(STATE OR OTHER JURISDICTION           (COMMISSION             (IRS EMPLOYER
     OF INCORPORATION)                 FILE NUMBER)          IDENTIFICATION NO.)


        6613 NORTH SCOTTSDALE ROAD, SUITE 200, SCOTTSDALE, ARIZONA 85250
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (877) 400-7888
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 5. OTHER EVENTS.

     References to "we," "our" and "us" in this Current Report on Form 8-K refer to Meritage Corporation and its consolidated subsidiaries.

FILING OF CERTAIN MATERIALS

     On October 9, 2002, we filed with the Securities and Exchange Commission a Current Report on Form 8-K announcing that we completed the purchase of the homebuilding assets of Perma-Bilt Homes, a builder of quality single-family homes in the Las Vegas, Nevada, metropolitan area. This Form 8-K/A amends the Current Report on Form 8-K filed on October 9, 2002 to include the contracts governing our acquisition of the homebuilding assets of Perma-Bilt Homes.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits.

Exhibit No.    Description
-----------    -----------

10.1 Master Transaction Agreement (with exhibits), dated October 7, 2002, by and among Meritage Corporation, MTH-Homes Nevada, Inc., Perma-Bilt, A Nevada Corporation and Zenith National Insurance Corp.*

* Certain Confidential Information contained in this Exhibit was omitted by means of redacting a portion of the text and replacing it with an asterisk. This Exhibit has been filed separately with the Secretary of the Securities and Exchange Commission without the redaction pursuant to Confidential Treatment Request under Rule 24b-2 of the Securities Exchange Act of 1934.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     MERITAGE CORPORATION

                                     /s/ Larry W. Seay
                                     -------------------------------------------
                                     By: Larry W. Seay, Chief Financial Officer,
                                         Vice President-Finance

                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------
10.1           Master  Transaction  Agreement (with exhibits),  dated October 7,
               2002, by and among Meritage Corporation,  MTH-Homes Nevada, Inc.,
               Perma-Bilt,  A Nevada  Corporation and Zenith National  Insurance
               Corp.*

* Certain Confidential Information contained in this Exhibit was omitted by means of redacting a portion of the text and replacing it with an asterisk. This Exhibit has been filed separately with the Secretary of the Securities and Exchange Commission without the redaction pursuant to Confidential Treatment Request under Rule 24b-2 of the Securities Exchange Act of 1934.